Prospectus Supplement -- April 10, 2002*
AXP(R) Discovery Fund S-6457-99 W (9/01)

In the "Principal Investment Strategies" section the following paragraphs replace the third and fourth paragraphs:

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and distribution. AEFC has selected two asset managers with differing management styles to provide diversified exposure to the small cap segment of the U.S. stock market: Pilgrim Baxter Value Investors, Inc. (Pilgrim Baxter) and Wellington Management Company, LLP (Wellington). Each of the asset managers acts independently of the other and uses its own methodology for selecting investments. Both asset managers employ an active investment strategy.

In seeking to identify attractive investment opportunities for the Fund, Pilgrim Baxter uses two approaches. The first approach is technology based. Pilgrim Baxter creates a universe of companies that fit the market capitalization range and whose stocks have a certain established amount of liquidity. To identify the companies in the universe whose current share price seems lower than their current or future worth, Pilgrim Baxter uses proprietary screens and models to create a sub-universe of statistically attractive, value-oriented companies. These screens and models use various measures to determine a company's relative attractiveness, including a company's:

o  earnings power vs. its current stock price;
o  dividend income potential;
o  price-to-earnings ratio vs. similar companies in its sector;
o  competitive advantages-- like brand or trade name or market niche; and
o  management team and its current and future business prospects.

The second approach is fundamental research that seeks to identify companies which are currently out of market favor, but have the potential to achieve significant appreciation as the market place recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter will consider selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals, or falls short of the portfolio manager's expectations.

Wellington emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

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Prospectus Supplement -- April 10, 2002 -- AXP(R) Discovery Fund -- Page 1 of 3
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Companies whose stocks Wellington purchases for the Fund generally share several common characteristics:

o financial strength as measured by balance sheet, income statement and cash flow analysis;
o key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders;
o a high level of focus on core businesses and the ability to be flexible and quick to market with products and services;
o favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population;
o  significant potential appreciation over a three year time horizon.

Wellington will generally sell a company from the Fund when:

o target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited;
o  company fundamentals are no longer attractive; or
o superior purchase candidates are identified, or if through price appreciation, the market capitalization of a stock exceeds certain levels.

In the "Investment Manager" section the following paragraphs replace the second paragraph:

Subadvisers
AEFC selects, contracts with and compensates the subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically to the Board of Directors. Two subadvisers, Pilgrim Baxter Value Investors, Inc. and Wellington Management Company, LLP, each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. AEFC may, in its discretion, allocate new investments differently if reallocation would be in the best interests of the Fund's shareholders.

Pilgrim Baxter
Pilgrim Baxter Value Investors, Inc., a wholly owned subsidiary of Pilgrim Baxter & Associates, Ltd., located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087, subadvises the Fund's assets. Effective May 1, 2002, Pilgrim Baxter Value Investors, Inc. will be merged into Pilgrim Baxter & Associates, Ltd., which is an indirect, wholly owned subsidiary of Old Mutual plc, a London based, international financial services organization. Pilgrim Baxter, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under an Investment Subadvisory Agreement with AEFC.

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Prospectus Supplement -- April 10, 2002 -- AXP(R) Discovery Fund -- Page 2 of 3
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Jerome J. Heppelmann,  CFA, is responsible for the day-to-day  management of AXP
Discovery Fund. In addition, he has managed the PBHG Small Cap Value Fund, PBHG Small Cap Value Portfolio, PBHG Mid-Cap Value Fund and PBHG Focused Value Fund since June 1999 and AXP Partners Small Cap Core Fund since 2002. Mr. Heppelmann joined Pilgrim Baxter in 1994 as Vice President of Marketing/Client Service and since 1997 has been a member of the Value Investors Equity team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

Wellington
Wellington Management Company, LLP, located at 75 State Street, Boston, Massachusetts 02109, subadvises the Fund's assets. Wellington, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Kenneth L. Abrams, Senior Vice President and Partner, is responsible for the day-to-day management of AXP Discovery Fund. In addition, he has managed AXP Partners Small Cap Core Fund since 2002. He joined Wellington Management Company, LLP in 1986 as a research analyst in the emerging companies investment group. He assumed portfolio management responsibilities in 1990. Mr. Abrams received a BA and MBA from Stanford University.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. If the order is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted, and no changes will be made until that time.

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Prospectus Supplement -- April 10, 2002 -- AXP(R) Discovery Fund -- Page 3 of 3
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S-6457-12 A (4/02)
* Valid until next prospectus update.
Destroy - Sept. 27, 2002